UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K/A

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (date of earliest event reported): May 25, 2011

ONEBEACON INSURANCE GROUP, LTD.

(Exact name of registrant as specified in its charter)

Bermuda	1-33128	98-0503315
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification Number)

601 Carlson Parkway

Minnetonka, Minnesota 55305

(Address of Principal Executive Offices) (Zip Code)

(952) 852-2431

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 5.07                                       SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS

This Current Report on Form 8-K/A amends Item 5.07 of the Current Report on Form 8-K filed by OneBeacon Insurance Group, Ltd. (the “Company”) with the Securities and Exchange Commission (“SEC”) on May 31, 2011 (the “Original Filing”) with respect to the reporting of voting results for “Proposal 3 - Advisory vote on the frequency of the advisory votes on executive compensation”.

At the 2011 Annual Shareholders Meeting, a majority of shareholders voted for the advisory vote to be held once every three years.  In light of the voting results with respect to the frequency of shareholder votes on executive compensation, the Company has decided that it will conduct an advisory vote on the compensation of named executive officers once every three years.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ONEBEACON INSURANCE GROUP, LTD.

Date: October 13, 2011
	By:	/s/ Jane E. Freedman
Jane E. Freedman
Secretary